Exhibit 10.6

STOCK OPTION PLAN
XPEL INC.
1.           PURPOSE: The purpose of this stock option plan (the “Plan”) of XPEL Inc. (“XPEL” or the “Company”) is to encourage common stock ownership in the Company by directors, officers, employees and consultants of the Company or any Affiliate (as that term is defined in the Securities Act (Ontario)) (hereinafter referred to as “Optionees”) who are primarily responsible for the management and profitable growth of its business and to advance the interests of the Company by providing additional incentive for superior performance by such persons and to enable the Company to attract and retain valued directors, officers, employees and consultants by granting options (the “Options” or “Option”) to purchase common shares of the Company (“Common Shares”) on the terms and conditions set forth in this Plan and any stock option agreements entered into between the Company and the Optionees (“Option Agreements”) in accordance with the Plan.
2.           ADMINISTRATION: The Plan shall be administered by the Board of Directors of the Company, or by a special committee of the directors appointed from time to time by the Board of Directors of XPEL (such committee or, if no such committee is appointed, the Board of Directors of XPEL, is the “Board”). No Member of the Board shall, by virtue of such appointment, be disentitled or ineligible to receive Options under this Plan. Subject to the provisions of the Plan, the Board shall have full authority to interpret the Plan and all Option Agreements entered into thereunder, and to make or rescind such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan. All determinations and interpretations of the Board shall be binding and conclusive. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement in writing, signed on behalf of XPEL and by the Optionee, in such form as the Board shall approve. Each such Option Agreement shall recite that it is subject to the provisions of this Plan.
3.           STOCK EXCHANGE RULES: All Options granted pursuant to this Plan shall be subject to the rules and policies of any stock exchange(s) or exchange(s) upon which the Common Shares are then listed and any other regulatory body having jurisdiction (collectively, the “Exchange”).
4.           SHARES SUBJECT TO OPTIONS: Subject to adjustment in accordance with the provisions of this Plan, the securities to be offered under this Plan shall consist of Common Shares. The Board will make available that number of Common Shares for the purpose of the Plan that it considers appropriate except that the number of Common Shares that may be issued pursuant to the exercise of all Options under the Plan and under any other stock options of the Company shall not exceed 10% of the Common Shares issued and outstanding (on a non-diluted basis) at any time and from time to time. In the event that Options granted under the Plan, and under any other stock options of the Company which may be in effect at a particular time, are surrendered, terminate or expire without being exercised in whole or in part, the Common Shares subject thereto shall again be available for the purpose of this Plan.
5.           MAINTENANCE OF SUFFICIENT CAPITAL: XPEL shall at all times during the term of the Plan reserve and keep available such numbers of Common Shares as will be sufficient to satisfy the requirements of the Plan.
6.           PARTICIPATION: Directors, officers, consultants, and employees of XPEL or its Affiliates, and employees of a person or company which provides management services to XPEL or its Affiliates (“Management Company Employees”) shall be eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as “Participants”). Subject to compliance with applicable requirements of the Exchange, Participants may elect to hold Options granted to them in an incorporated entity wholly owned by them and such entity shall be bound by the Plan in the same manner as if the options were held by the Participant.
Subject to the terms hereof, the Board shall determine to whom Options shall be granted, the terms and provisions of the respective Option Agreements, the time or times at which such Options shall be granted and vested, and the number of Common Shares to be subject to each Option. In the case of employees or consultants of XPEL or its Affiliates, or Management Company Employees, the Option Agreements to which they are party must contain a representation of Mart that such employee, consultant or Management Company Employee, as the case may be, is a bona fide employee, consultant or Management Company Employee of XPEL or its Affiliate.A Participant who

has been granted an Option may, if such Participant is otherwise eligible, and if permitted under the policies of the Exchange, be granted an additional Option or Options if the Board shall so determine.
7.           TERMS AND CONDITIONS OF OPTIONS: The terms and conditions of each Option granted under the Plan shall be set forth in written Option Agreements between the Company and the Optionee. Such terms and conditions shall include the following as well as other such provisions, not inconsistent with the Plan, as may be deemed advisable by the Board:
(a)          Number of Shares subject to Option to any one Optionee: The number of shares subject to an Option shall be determined from time to time by the Board, but no one Participant shall be granted an Option which exceeds the maximum number permitted by the Exchange. No single Participant shall be granted Options to purchase a number of Common Shares equaling more than 5% of the issued and outstanding Common Shares of the Company (on a non-diluted basis) in any 12-month period, unless the Corporation has obtained disinterested shareholders’ approval in respect of such grant and meets applicable Exchange requirements. The aggregate number of Options granted to any one Consultant in any 12-month period shall not exceed 2% of the issued and outstanding Common Shares of the Company (on a non-diluted basis). The aggregate number of Options granted to all persons retained to provide investor relations activities in any 12- month period shall not exceed 2% of the issued and outstanding Common Shares of the Company (on a non- diluted basis) and such Options shall vest in stages over a period of not less than 12 months with no more than 1/4 of the Options vesting in any 3 month period.
(b)          Exercise Price: The exercise price of any Common Shares in respect of which an Option may be granted under the Plan shall be determined by the Board, subject to Exchange approval at the time the Option is granted. In no event shall such exercise price be lower than the exercise price permitted by the Exchange. The exercise price of Options held by insiders of the Corporation may not be reduced, unless the Corporation has obtained disinterested shareholders’ approval in respect of the same and meets applicable Exchange requirements.
(c)          Payment: The full purchase price of the Common Shares purchased under the Option shall be paid in cash upon the exercise thereof. A holder of an Option shall have none of the rights of a stockholder until the Common Shares are issued to him. All Common Shares issued pursuant to the exercise of Options granted or deemed to be granted under the Plan, will be so issued as fully paid and non-assessable Common Shares. No Optionee or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Common Shares subject to an Option under this Plan, unless and until certificates for such Common Shares are issued to him or them under the terms of the Plan.
(d)          Term of Options: Each Option and all rights thereunder shall be expressed to expire on the date set out in the Option Agreement and shall be subject to earlier termination as provided in subparagraph (f) provided that the maximum term of any Option may not exceed 10 years.
(e)          Exercise of Options: The exercise of any Option will be contingent upon receipt by the Company at its head office of a written notice of exercise, specifying the number of Common Shares with respect to which the Option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such Common Shares with respect to which the Option is exercised. An Option may be exercised in full or in part during any year of the term of the Option as provided in the written Option Agreement; provided however that except as expressly provided herein or as provided in any valid Option Agreement approved by the Board, no Option may be exercised unless that Optionee is then a director, officer, consultant or employee of the Company or its Affiliates, or a Management Company Employee of the Company or its Affiliates. This Plan shall not confer upon the Optionee any right with respect to continuance as a Director, officer, employee, consultant or Management Company Employee of the Company or any Affiliate.
(f)          Termination of Options: Any Option granted pursuant hereto, to the extent not validly exercised, and save as expressly otherwise provided herein, will terminate on the earlier of the following dates:
(i)           The date of expiration specified in the Option Agreement, being not more than ten (10)

years after the date the Option was granted;
(ii)          Three (3) months after the date the Optionee shall cease to be a director, officer, consultant or employee of the Corporation or its Affiliates, or ceases to be Management Company Employee, for any reason (other than death), and only to the extent the Optionee was entitled to exercise it at the date of such cessation, unless such Optionee was engaged in investor relations activities, in which case such exercise must occur within 30 days after the cessation of the Optionee’s services to the Company or its Affiliate; or
(iii)         One (1) year after the date of the Optionee’s death during which period the Option may be exercised only by the Optionee’s legal representative or the person or persons to whom the deceased Optionee’s rights under the Option shall pass by will or the applicable laws of descent and distribution, and only to the extent the Optionee would have been entitled to exercise it at the time of his death if the employment of the Optionee had been terminated by the Company on such date;
Notwithstanding the foregoing, in the event that the expiry date of an option occurs during a blackout period that is self-imposed by XPEL pursuant to its policies (“Blackout Period”), the expiry date of such Option shall be automatically extended for a period of 10 business days following the end of the Blackout Period.
(g)          Non-transferability of Options: No Option shall be transferable or assignable by the Optionee other than by the laws of descent and distribution and shall be exercisable during his lifetime only by him.
(h)          Applicable Laws or Regulations: The Company’s obligation to sell and deliver stock under each Option is subject to such compliance by the Company and any Optionee as the Company deems necessary or advisable with all laws, rules and regulations of Canada and the United States of America and any Provinces and/or States thereof applying to the authorization, issuance, listing or sale of securities and is also subject to the acceptance for listing of the Common Shares which may be issued in exercise thereof by each stock exchange upon which the shares of the Company are listed for trading.
8.           ADJUSTMENT IN EVENT OF CHANGE IN STOCK: Each Option shall contain uniform provisions in such form as may be approved by the Board to appropriately adjust the number and kind of securities covered by the Option and the exercise price of Common Shares subject to the Option in the event of a declaration of stock dividends, or stock subdivisions or consolidations or reconstruction or reorganization or recapitalization of the Company or other relevant changes in the Company’s capitalization (other than issuance of additional shares) to prevent substantial dilution or enlargement of the rights granted to the Optionee by such Option, and the Option Price thereof shall be adjusted appropriately by the Board and such adjustment shall be effective and binding for all purposes of the Plan.
9.           AMALGAMATION, CONSOLIDATION OR MERGER: If the Company amalgamates, consolidates or merges with or into another corporation, which it reserves the right to do, any Common Shares receivable on the exercise of an Option granted under the Plan shall be converted into the securities, property or cash which the Optionee would have received upon such amalgamation, consolidation or merger if the Optionee had exercised his Option immediately prior to the record date applicable to such amalgamation, consolidation or merger, and the Option Price shall be adjusted appropriately by the Board and such adjustment shall be binding for all purposes of the Plan.
10.           APPROVALS: The obligation of the Company to issue and deliver the Common Shares in accordance with the Plan is subject to any approvals which may be required from the shareholders of the Company and any regulatory authority or stock exchange having jurisdiction over the securities of the Company. If any Common Shares cannot be issued to any Optionee for whatever reason, the obligation of the Company to issue such Common Shares shall terminate and any Option exercise price paid to the Company will be returned to the Optionee.
11.           AMENDMENT AND DISCONTINUANCE OF PLAN: Subject to regulatory approval, including approval of the Exchange, the Board may from time to time amend or revise the terms of the Plan or may discontinue the Plan at any time provided however that no such right may, without the consent of the Optionee, in any manner adversely affect his rights under any Option theretofore granted under the Plan.
EFFECTIVE DATE AND DURATION OF PLAN: The Plan shall remain in full force and effect from the date of shareholder approval hereof and from year to year thereafter until amended or terminated in accordance with Paragraph 11 hereof and for so long thereafter as Options remain outstanding in favour of any Optionee